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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)  February 20, 2004
                                                  -----------------


                                   Belden Inc.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its chapter)


          Delaware                     001-12280                76-0412617
          --------                     ---------                ----------
(State or other jurisdiction          (Commission             (IRS Employer
     of incorporation)                File Number)         Identification No.)



      7701 Forsyth Boulevard, Suite 800
             St. Louis, Missouri                               63105
--------------------------------------------------------------------------------
   (Address of principal executive offices)                  (Zip Code)


Registrant's telephone number, including area code  (314) 854-8000
                                                    --------------



--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

                    INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE.

         In connection with the Agreement and Plan of Merger, dated as of February 4, 2004 (the "Merger Agreement"), by and among Cable Design Technologies Corporation a Delaware corporation ("CDT"), BC Merger Corp., a Delaware corporation and a wholly-owned direct subsidiary of CDT ("Merger Sub"), and the Registrant, the Registrant and Mellon Investor Services LLC, a New Jersey limited liability company (as successor to First Chicago Trust Company of New York, a national banking association organized under the laws of the United States) (the "Rights Agent"), entered into Amendment No. 1 to the Rights Agreement ("Amendment No. 1"), which amends the Rights Agreement, dated as of July 6, 1995 (the "Rights Agreement"), between the Registrant and the Rights Agent in order to among other things, (a) amend Section 1(a) of the Rights Agreement to provide that neither CDT nor Merger Sub nor any of their respective Affiliates or Associates (as defined in the Rights Agreement) shall become an Acquiring Person (as defined in the Rights Agreement) as a result of the execution of the Merger Agreement or the consummation of the transactions contemplated thereby; (b) amend Section 7(a) of the Rights Agreement to insert "or (iii) the Effective Time of the Merger. For purposes of clause (iii) above, "Effective Time of the Merger" shall mean such time as a certificate of merger (the "Merger Certificate") is duly filed with the Secretary of State of the State of Delaware pursuant to Section 1.3 of the Merger Agreement or at such later effective time as is specified in the Merger Certificate." after the existing clause (ii); (c) amend Section 1(l) of the Rights Agreement to provide that neither the execution of the Merger Agreement nor the announcement or consummation of the Merger shall constitute a Stock Acquisition Date (as defined in the Rights Agreement); (d) amend Section 3(a) of the Rights Agreement to provide that neither the execution of the Merger Agreement nor the announcement or consummation of the Merger shall constitute a Distribution Date (as defined in the Rights Agreement); and (e) amend Section 11(a)(ii) to provide that neither the execution of the Merger Agreement nor the announcement of consummation of the Merger shall permit a holder of a right to receive shares of common stock in lieu of shares of preferred stock.

         A copy of Amendment No. 1 was filed as Exhibit 2 to the Registrant's Form 8-A/A filed with the Securities and Exchange Commission on February 20, 2004 and is incorporated herein by reference. The foregoing description of Amendment No. 1 does not purport to be complete and is qualified in its entirety by reference to Amendment No. 1.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)  Exhibits.


Exhibit 99.1 Amendment No. 1 to the Rights Agreement, dated as of February 4, 2004, by and between Belden Inc. and Mellon Investor Services LLC, a New Jersey limited liability company (as successor to First Chicago Trust Company of New York, a national banking association organized under the laws of the United States), as rights agent (incorporated by reference to
                  Exhibit 2 to Belden Inc.'s Form 8-A/A filed with the Securities and Exchange Commission on February 20, 2004).




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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                        BELDEN INC.


                                        By:  /s/ Kevin L. Bloomfield
                                           -----------------------------------
                                        Name:  Kevin L. Bloomfield
                                        Title: Vice President, Secretary and
                                               General Counsel

Dated: February 20, 2004




                                       3
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                                INDEX TO EXHIBITS

Exhibit 99.1      Amendment No. 1 to the Rights Agreement, dated as of February
                  4, 2004, by and between Belden Inc. and Mellon Investor
                  Services LLC, a New Jersey limited liability company (as successor to First Chicago Trust Company of New York, a national banking association organized under the laws of the United States), as rights agent (incorporated by reference to
                  Exhibit 2 to Belden Inc.'s Form 8-A/A filed with the
                  Securities and Exchange Commission on February 20, 2004).



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